Orrstown Financial Services, Inc.

Earnings Presentation

Fourth Quarter 2025

January 28, 2026

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP to Non-GAAP reconciliation.

Financial Highlights

	4Q25	3Q25	4Q24	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 21.5	$ 21.9	$ 13.7	-1.7%	57.1%
Net Income, Adjusted [1,2]	n/a	n/a	$ 16.7	n/a	n/a
Diluted EPS	$ 1.11	$ 1.13	$ 0.71	-1.8%	56.2%
Diluted EPS, Adjusted [2]	n/a	n/a	$ 0.87	n/a	n/a
Assets [1]	$ 5,542.3	$ 5,470.2	$ 5,441.6	1.3%	1.8%
Loans [1]	$ 4,020.7	$ 3,979.7	$ 3,931.2	1.0%	2.3%
Deposits [1]	$ 4,528.8	$ 4,533.6	$ 4,623.1	-0.1%	-2.0%
ROAA (Annualized)	1.55%	1.60%	1.00%	-5 bps	55 bps
ROAA (Annualized), Adjusted [2]	n/a	n/a	1.22%	n/a	n/a
ROAE (*Annualized*)	14.73%	15.72%	10.54%	-99 bps	419 bps
ROAE (*Annualized*), Adjusted [2]	n/a	n/a	12.86%	n/a	n/a
Efficiency Ratio	57.5%	56.4%	69.4%	115 bps	-1190 bps
Efficiency Ratio, Adjusted [2]	n/a	n/a	62.3%	n/a	n/a
Net Interest Margin	4.00%	4.11%	4.05%	-11 bps	-5 bps

1 - $ In Millions

2 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Quarterly Commentary

- Profitability metrics remain on the high-end of our peer group
- Solid loan growth for the quarter with a robust pipeline heading into 2026
- Net interest income declined marginally due to the reduction in short term interest rates and their impact on earning asset yields
- Credit quality remains strong, highlighted by a reduction in classified loans, a stable reserve coverage ratio and minimal provision expense
- Fee Income increased due to higher wealth management fees and swap/capital markets activity
- Operating expenses rose for the quarter due to elevated health care and professional service costs
- Capital ratios continue to increase while supporting balance sheet growth and shareholder value
- Strong earnings performance yielded an increase of the dividend by three cents to $0.30; fourth increase in 18 months
- Management believes the Company is set for success in 2026 with a healthy loan pipeline, a solid credit quality profile, enhanced talent and strong capital ratios

Net Interest Margin

Net Interest Income and Margin



4.05%
4.00%
4.07%
4.11%
4.00%
$50.6
$48.8
$49.5
$51.0
$50.5
4Q24
1Q25
2Q25
3Q25
4Q25
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [1]



4.65%
4.33%
4.33%
4.29%
3.90%
2.81%
2.65%
2.51%
2.49%
2.46%
4Q24
1Q25
2Q25
3Q25
4Q25
Cost of Interest Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



6.38%
6.17%
6.13%
6.19%
6.01%
2.92%
2.76%
2.64%
2.67%
2.58%
4Q24
1Q25
2Q25
3Q25
4Q25
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income, which declined for the quarter by $0.5 million, totaled $50.5 million**
  - *The net interest margin fell by 11 basis points to 4.00%.*
  - *The margin for the quarter included net accretion of purchase accounting marks totaling $5.3 million or 46 basis points compared to $5.8 million and 52 basis points in the third quarter of 2025.*
  - *Yields on earning assets were impacted by the reduction in short term interest rates that occurred in the quarter as well as by lower accretion of purchase accounting marks.*
  - *Cost of interest-bearing liabilities fell by 9 basis points in the quarter primarily due to the redemption of $32.5 million in subordinated debt at the end of the third quarter.*
  - *Competitive dynamics influence deposit rate changes as deposit repricing typically lags loan repricing.*

1- Fed Funds represents the three-month average of the monthly Fed Funds Effective Rates for the quarter using FRED published by the Federal Reserve Bank of St. Louis.

Fee Income

Non-Interest Income



$ In Millions
$11.2
$11.6
$12.9
$13.4
$14.4
4Q24
1Q25
2Q25
3Q25
4Q25

Non-Interest Income Breakout



23%
22%
11%
4%
40%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

- **Noninterest income increased by $1.0 million to $14.4 million.**
  - *Wealth management income benefited from organic growth and market performance, increasing by $0.5 million from the prior quarter.*
  - *Swap fees on loans increased by $0.3 million from the prior quarter.*
  - *Income from service charges increased by $0.2 million to $3.2 million during the quarter due to increases in treasury management activity and fees.*
  - *Income from mortgage banking activities remained flat for the quarter at $0.5 million.*

22%[1]

Fee Income / Operating Revenue

1 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.

Non-Interest Expenses

Non-Interest Expenses



$ In Millions
$42.9
$38.2
$37.6
$36.3
$37.4
4Q24
1Q25
2Q25
3Q25
4Q25
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

Efficiency Ratio [1]



62%
61%
59%
56%
58%
4Q24
1Q25
2Q25
3Q25
4Q25

- **Noninterest expenses increased by $1.1 million quarter over quarter, totaling $37.4 million for the three months ended December 31, 2025.**
  - *Salaries and benefits increased by $0.6 millions primarily due to elevated health care costs.*
  - *Advertising and bank promotions expenses increased by $0.4 million during the quarter due to contributions to tax credit programs.*
  - *Taxes other than income, which decreased by $0.3 million in the quarter, reflects the tax credit impact of the contributions referenced above.*
  - *Professional fees increased by $0.2 million over the prior quarter due primarily to third party assistance with internal projects.*

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Credit Quality

Charge-offs & Non-Performing Loans



0.45%
0.42%
0.42%
0.48%
0.51%
0.30%
0.03%
0.01%
0.02%
0.05%
4Q24
1Q25
2Q25
3Q25
4Q25
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios



1.24%
1.23%
1.22%
1.21%
1.19%
202%
210%
214%
184%
170%
4Q24
1Q25
2Q25
3Q25
4Q25
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses ("ACL") on loans totaled $47.7 million at December 31, 2025.**
  - *The ACL as a percentage of total loans ended the quarter at 1.19%.*
  - *The Bank recorded provision expense of $0.1 million and net charge-offs of $0.5 million during the quarter.*
  - *Classified loans, which totaled $58.4 million at December 31, 2025, decreased by $5.7 million from the prior quarter.*
  - *Non-accrual loans totaled $28.0 million or 0.70% of loans at December 31, 2025.*
  - *Management believes the ACL to be adequate based on current asset quality metrics and economic forecasts.*

Earnings & Key Performance Metrics

Earnings [1]


$0.87
$1.00
$1.04
$1.13
$1.11
$0.23
$0.26
$0.26
$0.27
$0.27
$16.7
$19.3
$20.2
$21.9
$21.5
4Q24
1Q25
2Q25
3Q25
4Q25
Net Income ($ in Millions)
Diluted EPS
Dividend Paid

Tangible Common Equity and TCE/TA %


7.5%
7.9%
8.3%
8.8%
9.0%
$411
$429
$445
$470
$492
4Q24
1Q25
2Q25
3Q25
4Q25
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity [1]


12.86%
14.97%
15.12%
15.72%
14.73%
1.22%
1.45%
1.51%
1.60%
1.55%
4Q24
1Q25
2Q25
3Q25
4Q25
ROAE
ROAA

Tangible Book Value per Share ("TBVPS")


$21.19
$21.99
$22.77
$24.12
$25.21
4Q24
1Q25
2Q25
3Q25
4Q25

1 - Non-GAAP adjustments for certain charges in 2024-25. Please refer to the GAAP to Non-GAAP reconciliation.

Loans

Trend [1]



$ In Millions
$3,931
$3,876
$3,931
$3,980
$4,021
$788
$785
$824
$834
$848
$3,143
$3,091
$3,108
$3,146
$3,173
4Q24
1Q25
2Q25
3Q25
4Q25
Commercial
Consumer



$1,980
$2,151
$2,298
$3,931
$4,021
$383
$431
$468
$788
$848
$1,597
$1,721
$1,831
$3,143
$3,173
2021
2022
2023
2024
2025
Commercial Loans
Consumer Loans

1 - End of period balances.
2 - Financial data as of December 31, 2025.
3 - Yield on Loans represents three months ending December 31, 2025.

Composition [2]



Non-owner occupied CRE 31%
Agricultural 3%
Multi-family 6%
Non-owner occupied residential 4%
Commercial & industrial 13%
Residential mortgage 21%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 6.42% 3

- **Loans held for investment increased by $41.0 million or 4% annualized from the prior quarter.**
  - *Commercial loans increased by $27.3 million or 3.0% annualized while residential mortgages increased by $12.2 million or 6.0% annualized.*
  - *Commercial loan production for the quarter totaled $207.4 million with outstanding balances at quarter-end of $141.6 million and a blended rate of 6.32%.*
  - *Pipeline remains strong heading into 2026.*

Deposits

Trend [1]


$ In Millions
$4,623
$4,634
$4,517
$4,534
$4,529
$993
$945
$887
$924
$902
$3,630
$3,688
$3,629
$3,610
$3,627
4Q24
1Q25
2Q25
3Q25
4Q25
Core Deposits
Time Deposits

- **Deposits decreased by $4.8 million during the fourth quarter of 2025.**
  - *Non-interest demand and time deposits decreased by $30.7 million and $21.6 million, respectively.*
  - *Partially offsetting the declines were increases in interest-bearing demand deposits of $25.8 million, money market deposits of $19.0 million and savings deposits of $2.7 million.*
  - *The Bank's loan-to-deposit ratio increased to 89% at December 31, 2025 from 88% at September 30, 2025.*

Composition [2]


Interest DDA 26%
Money Markets 29%
Savings 6%
Time Deposits 20%
Non-Interest DDA 19%
Cost of Deposits: 1.98% 3

80% Core Deposits

89% Loan-to-Deposit Ratio

1 - End of period balances.
2 - Financial data as of December 31, 2025.
3 - Cost of Deposits represents three months ending December 31, 2025.

Investments

Portfolio Metrics	
Total Portfolio	$952.7MM
% of Assets	17.2%
Duration	4.6 Years
Yield	4.58%
AOCI (Tax Adj.)	($15.2MM)

Trends – Balances / AOCI / Yields [1,2]



4.66%
4.65%
4.70%
4.67%
4.58%
$829.7
$855.5
$885.4
$890.4
$952.7
($27.2)
($24.2)
($24.3)
($17.3)
($15.2)
4Q24
1Q25
2Q25
3Q25
4Q25
Portfolio Balance
AOCI
Yield

1 - End of period balances.
2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.
3 - Financial data as of December 31, 2025.

Composition [3]



Agency CMO
37%
Agency MBS
31%
Municipal
21%
ABS
9%
Other
2%

- **The portfolio increased by $62.3 million during the quarter.**
  - *The Bank purchased $124.9 million of investment securities during the quarter, which was partially offset by sales of $42.2 million and paydowns of $24.8 million.*
    - *The purchases consisted of agency mortgage-backed securities and collateralized mortgage obligations.*
    - *The activity in the portfolio reflects the redeployment of assets to reposition the balance sheet.*
  - *Net unrealized losses declined by $3.0 million from September 30, 2025 due to reduced market interest rates.*
- **All investment securities are classified as available-for-sale.**

Capital

Total Risk Based Capital Ratio


12.4% 12.4%
13.1% 13.0%
13.3% 13.3%
13.1% 12.9%
13.3% 13.3%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Company
Bank
Well Capitalized @ 10.0%

- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.
- Ratios remain sound and capital generation expectations are strong going forward.

Tier 1 Risk Based Capital Ratio


10.2% 11.2%
10.8% 11.9%
11.1% 12.1%
11.3% 11.8%
11.7% 12.2%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio


8.3% 9.1%
8.6% 9.5%
9.0% 9.8%
9.3% 9.6%
9.5% 9.9%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Company
Bank
Well Capitalized @ 5.0%

Guidance through 2026

Loan Growth	5.0% annualized growth
Margin	Range: 3.90% to 4.00%
Non-Interest Income	Range: $53.0 million to $55.0 million (annualized)
Non-Interest Expenses	Range: $148.0 million to $151.0 million (annualized)
Effective Tax Rate	Approximately 21%

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value, tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Net Income / Diluted EPS / Ratios	4Q24	1Q25	2Q25	3Q25	4Q25
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 5,464.2	$ 5,425.7	$ 5,374.8	$ 5,420.8	$ 5,505.3
Average Equity	516.4	523.7	535.7	551.9	578.9
Net Income (GAAP)	**$ 13.7**	**18.1**	**19.4**	**21.9**	**21.5**
Add Litigation Settlement	$ 0.5	$ -	$ -	$ -	$ -
Add Merger Related Expense	3.9	1.6	1.0	-	-
Add Executive Retierment Expenses	-	-	-	-	-
Add Provision for Credit Losses on Non-PCD Loans	-	-	-	-	-
Less Related Tax Effect	(1.4)	(0.4)	(0.2)	-	-
Adjusted Net Income (Non-GAAP)	**$ 16.7**	**19.3**	**20.2**	**21.9**	**21.5**
Diluted Shares	**19.3**	**19.3**	**19.3**	**19.4**	**19.4**
Diluted EPS (GAAP) [1]	**$ 0.71**	**$ 0.93**	**$ 1.01**	**$ 1.13**	**$ 1.11**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 0.87**	**$ 1.00**	**$ 1.04**	**$ 1.13**	**$ 1.11**
ROAA (GAAP) [1]	**1.00%**	**1.35%**	**1.45%**	**1.60%**	**1.55%**
Adjusted ROAA (Non-GAAP) [1]	**1.22%**	**1.45%**	**1.51%**	**1.60%**	**1.55%**
ROAE (GAAP) [1]	**10.54%**	**13.98%**	**14.56%**	**15.72%**	**14.73%**
Adjusted ROAE (Non-GAAP) [1]	**12.86%**	**14.97%**	**15.12%**	**15.72%**	**14.73%**

1 - Annualized

GAAP to Non-GAAP Reconciliation

Efficiency Ratio (Non-GAAP)	4Q24	1Q25	2Q25	3Q25	4Q25
(Presented In Millions)					
Net Interest Income	$ 50.6	$ 48.8	$ 49.5	$ 51.0	$ 50.5
Plus Non-Interest Income	11.2	11.6	12.9	13.4	14.4
Total Revenue (A)	**$ 61.8**	**$ 60.4**	**$ 62.4**	**$ 64.4**	**$ 64.9**
Non-Interest Expense	$ 42.9	$ 38.2	$ 37.6	$ 36.3	$ 37.4
Less Litigation Settlement	(0.5)	-	-	-	-
Less Restructuring Charge	-	-	-	-	-
Less Merger Related Expense	(3.9)	(1.6)	(1.0)	-	-
Less Executive Retirement Expenses	(0.0)	-	-	-	-
Adjusted Non-Interest Expense (B)	**$ 38.5**	**$ 36.5**	**$ 36.6**	**$ 36.3**	**$ 37.4**
Adjusted Efficiency Ratio (B / A)	**62.3%**	**60.5%**	**58.7%**	**56.4%**	**57.5%**

Fee Income / Total Revenue Ratio (Non-GAAP)	4Q24	1Q25	2Q25	3Q25	4Q25
(Presented In Millions)					
Net Interest Income	$ 50.6	$ 48.8	$ 49.5	$ 51.0	$ 50.5
Plus Non-Interest Income (B)	11.2	11.6	12.9	13.4	14.4
Total Revenue (A)	**$ 61.8**	**$ 60.4**	**$ 62.4**	**$ 64.4**	**$ 64.9**
Fee Income / Total Revenue Ratio (B / A)	**18.2%**	**19.2%**	**20.7%**	**20.8%**	**22.2%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value (Non-GAAP)	4Q24	1Q25	2Q25	3Q25	4Q25
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 516.7	$ 532.9	$ 548.4	$ 571.9	$ 591.5
Less Goodwill	68.1	68.1	69.8	69.8	69.8
Less Intangible Assets	47.8	45.2	42.7	40.3	38.0
Less Related Tax Effect	(10.0)	(9.5)	(9.0)	(8.5)	(8.0)
Tangible Book Value (Non-GAAP) (A)	**$ 410.8**	**$ 429.1**	**$ 444.9**	**$ 470.3**	**$ 491.8**
Ending Period Shares Outstanding (B)	**19.4**	**19.5**	**19.5**	**19.5**	**19.5**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 21.19**	**$ 21.99**	**$ 22.77**	**$ 24.12**	**$ 25.21**